Exhibit 21.1

SUBSIDIARIES OF HERSHA HOSPITALITY TRUST

(As of October 14, 2005)

SUBSIDIARIES

NAME OF ENTITY	OWNERSHIP	JURISDICTION OF INCORPORATION OR ORGANIZATION
Hersha Hospitality Trust	NA	MD
Hersha Hospitality Limited Partnership (“HHLP”)	NA	VA
44 New England Management Company	100% by HHLP	DE
Hersha Hospitality, LLC (“HHLLC”)	100% BY HHLP	VA
Hersha Hospitality Limited Liability Company - Carlisle	100% BY HHLP	DE
Hersha Hospitality Limited Liability Company - Danville	100% BY HHLP	DE
Hersha Hospitality Limited Liability Company - Duluth I	100% BY HHLP	DE
Hersha Hospitality Limited Liability Company - Duluth II	100% BY HHLP	DE
Hersha Hospitality Limited Liability Company - Hershey	100% BY HHLP	DE
Hersha Hospitality Limited Liability Company - New Columbia	100% BY HHLP	DE
Hersha Hospitality Limited Liability Company - New Cumberland,	100% BY HHLP	DE
Hersha Hospitality Limited Liability Company - Newnan	100% BY HHLP	DE
Hersha Hospitality Limited Liability Company - Peachtree	100% BY HHLP	DE
Hersha Hospitality Limited Liability Company - Selinsgrove	100% BY HHLP	DE
Hersha Hospitality Limited Liability Company - West Hanover,	100% BY HHLP	DE
HHLP Valley Forge Associates	99% BY HHLP 1% BY HH LLC	PA
944 Associates	99% BY HHLP 1% by Hersha Hospitality Limited Liability Company-Carlisle	PA
1244 Associates	99% by HHLP 1% by Hersha Hospitality Limited Liability Company-New Cumberland	PA

2144 Associates - Hershey	99% by HHLP 1% by Hersha Hospitality Limited Liability Company-Hershey	PA
2144 Associates - New Columbia	99% by HHLP 1% by Hersha Hospitality Limited Liability Company-New Columbia	PA
2144 Associates - Selinsgrove	99% by HHLP 1% by Hersha Hospitality Limited Liability Company-Selinsgrove	PA
2444 Associates	99% by HHLP 1% by Hersha Hospitality Limited Liability Company-West Hanover	PA
2844 Associates	99% by HHLP 1% by Hersha Hospitality Limited Liability Company (“HH LLC”)	PA
3044 Associates	99% by HHLP and 1% by HH LLC	PA
3144 Associates	99% by HHLP 1% by HH LLC	PA
3544 Associates	99% by HHLP 1% by HH LLC	PA
5644 Duluth I Associates	99% by HHLP 1% by Hersha Hospitality Limited Liability Company-Duluth I	PA
5744 Duluth II Associates	99% by HHLP 1% by Hersha Hospitality Limited Liability Company-Duluth II	PA
5844 Newnan Associates	99% by HHLP 1% by Hersha Hospitality Limited Liability Company-Newnan	PA
5944 Peachtree Associates	99% by HHLP 1% by Hersha Hospitality Limited Liability Company-Peachtree	PA
HT/CNL Metro Hotels, LP	33.33% by HHLP 66.67% by CNL Hospitality Partners, LP	DE
Chelsea Grand East, LLC	100% by HT / CNL Metro Hotels, LP	NY
HHM Leasehold Interests, Inc.	99% by Hersha Hospitality Management LP 1% by HHLP	DE

Hersha CNL TRS, Inc.	100% by HT / CNL Metro Hotels, LP	DE
PRA Glastonbury, LLC	40% by HHLP	CT
Hersha PRA TRS, Inc.	40% by HHLP	DE
44 Framingham Associates, LLC	100% by HHLP	MA
44 Hartford Associates, LLC	100% by HHLP	CT
Logan Hospitality Associates, LLC	55% by HHLP	MA
44 Edison Associates, LLC	100% by HHLP	NJ
44 Linden Associates, LLC	100% by HHLP	NJ
Inn America Hospitality at Ewing, LLC	50% by HHLP	NJ
HT Inn America TRS, Inc.	50% by HHLP	DE
Brentwood Greenbelt, LLC	99% by HHLP 1% by Hersha Hospitality Greenbelt, LLC	VA
Hersha Hospitality Greenbelt, LLC	100% by HHLP	VA
44 Greenbelt One, LLC	100% by 44 Greenbelt Two, LLC	DE
44 Greenbelt Two, LLC	100% by 44 New England Management Company	DE
Golden Triangle Greenbelt, LLC	75% by Brentwood Greenbelt, LLC	MD
44 Frederick Associates	99% by 3044 Associates 1% by Hersha Hospitality, LLC	PA
44 Aarti Associates, LP	99% by HHLP 1% by Hersha Hospitality, LLC	PA
44 Laurel Associates, LLC	100% by HHLP	MD
Brisam Hotel, LLC	100% by HHLP	NY
HHLP King of Prussia Associates, LP	99% by HHLP 1% by HHLP King of Prussia, Inc.	PA
HHLP Malvern Associates, LP	99% by HHLP 1% by HHLP Malvern, Inc.	PA
HHLP Oxford Valley Associates, LP	99% by HHLP 1% by HHLP Oxford Valley, Inc.	PA
HHLP Wilmington Associates, LP	99% by HHLP 1% by HHLP Wilmington, Inc.	DE
HHLP King of Prussia, Inc.	100% by HHLP	PA
HHLP Malvern, Inc.	100% by HHLP	PA

HHLP Oxford Valley, Inc.	100% by HHLP	PA
HHLP Wilmington, Inc.	100% by HHLP	DE
44 Delaware, LLC	100% by 44 New England Management Company	DE
44 Brookline Hotel, LLC	100% by HHLP	DE
44 Brookline Management, LLC	100% by 44 New England Management Company	DE
Hiren Boston, LLC	49.9% by HHLP Boston One, LLC	MA
HHLP Boston One, LLC	100% by HHLP	MA
South Bay Boston, LLC	49.9% by 44 New England Management Company	MA
SB Partners LLC	49.9% by HHLP Boston Two, LLC	MA
HHLP Boston Two, LLC	100% by HHLP	MA
South Bay Sandeep, LLC	100% by SB Partners LLC	MA
Mystic Partners, LLC	66.7%/50% by HHLP	DE
Mystic Partners Leaseco, LLC	66.7% by 44 New England Management Company	DE
315 Trumbull Street Associates	88% by Mystic Partners, LLC	CT
Danbury Suites, LLC	100% by Mystic Partners, LLC	CT
Warwick Lodgings, LLC	100% by Mystic Partners, LLC	CT
Norwich Hotel, LLC	100% by Mystic Partners, LLC	CT
Whitehall Mansion Partners, LLC	100% by Mystic Partners, LLC	CT
Exit 88 Hotel, LLC	100% by Mystic Partners, LLC	CT
Southington Suites, LLC	67% by Mystic Partners, LLC	CT
Adriaen’s Landing Hotel, LLC	93.75% by Mystic Partners, LLC and 3.125% by HHLP	CT
HT-Waterford Suites TRS, LLC	100% by Mystic Partners Leaseco, LLC	DE
Waterford Suites, LLC	100% by Mystic Partners, LLC	CT
HT-Adriaen’s Landing Hotel TRS, LLC	93.75% by Mystic Partners Leaseco, LLC	DE
HT-Southington Suites TRS, LLC	67% by Mystic Partners Leaseco, LLC	DE
HT-315 Trumbull Street Associates, LLC	88% by Mystic Partners Leaseco, LLC	DE
HT-Danbury Suites TRS, LLC	100% by Mystic Partners Leaseco, LLC	DE
HT-Warwick Lodgings TRS, LLC	100% by Mystic Partners Leaseco, LLC	DE
HT-Norwich Hotel TRS, LLC	100% by Mystic Partners Leaseco, LLC	DE

HT-Whitehall Mansion Partners TRS, LLC	100% by Mystic Partners Leaseco, LLC	DE
HT-Exit 88 Hotel TRS, LLC	100% by Mystic Partners Leaseco, LLC	DE
HHLP Bethlehem, LLC	100% by HHLP	PA
HHLP Bethlehem Associates, L.P.	1% by HHLP Bethlehem, LLC, 99% by HHLP	PA
HHLP Mt. Laurel Associates, LLC	99% by HHLP 1% by HHLP Mt. Laurel GP, LLC	NJ
HHLP Mt. Laurel GP, LLC	100% by HHLP	NJ
HHLP Langhorne One, LLC	100% by HHLP	PA
HHLP Langhorne One Associates, L.P.	1% by HHLP Langhorne One, LLC 99% by HHLP	PA
HHLP Scranton, LLC	100% by HHLP	PA
HHLP Scranton Associates, L.P.	1% by HHLP Scranton, LLC, 99% by HHLP	PA
HHLP Tysons Corner Associates, LLC	100% by HHLP	DE
44 Tysons Corner, LLC	100% by 44 New England	DE
LTD Associates One, LLC	75% by HHLP	VA
HT LTD Williamsburg, LLC	75% by 44 New England	VA
LTD Associates Two, LLC	75% by HHLP	VA
HT LTD Williamsburg Two, LLC	75% by 44 New England	VA
LTDO. LLC	75% by HHLP	VA
LTDT, LLC	75% by HHLP	VA
Race Street, LLC	100% by HHLP	PA
Philly One TRS, LLC	80% by 44 New England	PA